First Quarter
2011 Review
April 28, 2011
First Quarter
2011 Review
April 28, 2011
John V. Faraci
Chairman &
Chief Executive Officer
Tim S. Nicholls
Senior Vice President &
Chief Financial Officer
Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to:
(i)  increases in interest rates; (ii) industry conditions, including but not limited to changes in the cost or availability of raw materials, energy and transportation costs, competition we face, cyclicality and changes in consumer preferences, demand and pricing for our products; (iii) global economic conditions and political changes, including but not limited to the impairment of financial institutions, changes in currency exchange rates, credit ratings issued by recognized credit rating organizations, the amount of our future pension funding obligation, changes in tax laws and pension and health care costs; (iv) unanticipated expenditures related to the cost of compliance with existing and new environmental and other governmental regulations and to actual or potential litigation; and (v) whether we experience a material disruption at one of our manufacturing facilities and risks inherent in conducting business through a joint venture. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

Statements Relating to Non-GAAP
Financial Measures
Statements Relating to Non-GAAP
Financial Measures
During the course of this presentation, certain
non-U.S. GAAP financial information will be
presented.
A reconciliation of those numbers to U.S. GAAP
financial measures is available on the
company’s website at internationalpaper.com
under Investors.

Earnings per Share
$0.04
$0.68
$0.74
1Q10
4Q10
1Q11

First Quarter 2011
Strong Global Operations & Free Cash Flow
First Quarter 2011
Strong Global Operations & Free Cash Flow
Robust Sales Growth
Continued Demand Recovery
Higher Exit Rates
Improving Margins
Strong Operations
Significant Input Cost Increases
Continued Solid Free Cash Flow
Increased Ilim JV Earnings
Announced 3
rd
Dividend Increase
Announced Strategic Entry into India
Earnings from continuing operations
before special items

1Q11 Financial Snapshot
1Q11 Financial Snapshot
1Q10 4Q10 1Q11
Sales ($B) $5.8 $6.5 $6.4
EBITDA
1
($MM) $560 $872 $897
EBITDA Margin 10% 13% 14%
Free Cash Flow
2
($MM) $39 $601 $419
Debt ($B) $9.0 $8.7 $8.5
Cash Balance
3
($B) $1.7 $2.1 $2.0
1
Earnings from continuing operations before special items
2
4Q10 excludes cash received from cellulosic biofuel credits of $17 MM; See slide #27 for a reconciliation of 4Q10 and 1Q11 free cash flows
3
1Q11 includes impact of $0.1 B cash paid into escrow arrangement for purchase of APPM shares

Earnings before special items
1Q11 vs. 4Q10 EPS
1Q11 vs. 4Q10 EPS
.68
.74
(.06)
(.08)
(.05)
.01
.13
.02
.04
.02
.03
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
4Q10 Volume Price Operations
& Costs
Maintenance
Outages
Input
Costs
Corporate
& Other
Interest Tax Ilim JV 1Q11

($17)
($23)
($8)
Industrial Packaging
Printing Papers
Consumer Packaging

($21)
($12)
($10)
($5)
Energy
Chemicals
Freight
Fiber

Global Input Costs vs. 4Q10
$48 MM Unfavorable, or $0.08/Share
Global Input Costs vs. 4Q10
$48 MM Unfavorable, or $0.08/Share
By Business By Input Type
7
Wood Energy Chemicals
Freight OCC
Outside North America
North America

Industrial Packaging Earnings
1Q11 vs. 4Q10
Industrial Packaging Earnings
1Q11 vs. 4Q10
Earnings before special items
274
274
(14)
(17)
(9)
40
$0
$50
$100
$150
$200
$250
$300
$350
4Q10 Volume Input
Costs
Operations
& Costs
Maintenance
Outages
1Q11

9.3%
19.3%
18.5%
12.2%
19.9%
17.0%
8.2%
14.4%
12.8%
2.4%
12.6%
11.6%
IP
Competitor A
Competitor B
Competitor C
1Q10
4Q10
1Q11

N.A. Industrial Packaging Relative EBITDA Margins
N.A. Industrial Packaging Relative EBITDA Margins
IP EBITDA margins based on North American Industrial Packaging operating profit before special items.
Competitor EBITDA margin estimates obtained from public filings and IP analysis
Excludes revenue from trade volumes

INTERNATIONAL PAPER

N.A. Mill System
~10 Million Tons
IP Box Plants
~80%
Open Market
~20%
U.S.
~95%
Global
~5%
Export
~65%
Domestic
~35%
EMEA
~40%
LatAm
~35%
Asia
~25%

North American Industrial Packaging
Balanced Global Strategy
North American Industrial Packaging
Balanced Global Strategy
IP’s market access provides choices for maximizing value
Source: IP analysis, 1Q11 run rate

North American Industrial Packaging
1Q11
North American Industrial Packaging
1Q11
•
Continued year-over-year box demand growth
• Industry shipments up 2%
• IP up 1%
•
Industry-leading margins
•
Cost-of-capital ROI
Box demand on an FBA reporting basis
1Q11 Average Box Price vs. $/Ton
1Q10 $91
4Q10 $6

INTERNATIONAL PAPER
$300
$250
$200
$150
$100
$50
$0
Million
236
(4)
(11)
(23)
13
6
(8)
209
4Q10
Volume
Price & Mix
Input Costs
Operations & Costs
Maintenance Outages
Other
1Q11

12 Printing Papers Earnings 1Q11 vs. 4Q10 Printing Papers Earnings 1Q11 vs. 4Q10 Earnings before special items N.A. Papers 10 N.A. Pulp (20) Europe 16 Price (5) Mix (6)

INTERNATIONAL PAPER
$120
$100
$80
$60
$40
$20
$0
Million
64
3
11
(8)
11
17
3
101
4Q10
Volume
Price & Mix
Input Costs
Operations & Costs
Maintenance Outages
Other
1Q11

13 Consumer Packaging Earnings 1Q11 vs. 4Q10 Consumer Packaging Earnings 1Q11 vs. 4Q10 Earnings before special items

EBITDA $ MM
EBITDA Margin
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
24%
21%
18%
15%
12%
9%
6%
3%
0%
219
203
185
204
251
331
404
15%
13%
11%
15%
16%
20%
23%
2006
2007
2008
2009
2010
2H10 Run Rate
1Q11 Run Rate

14 N.A. Coated Paperboard Consistent Improvement N.A. Coated Paperboard Consistent Improvement

North America
1.7 Million Tons
23% Margin
Coated paperboard mill
EMEA
345,000 Tons
34% Margin
Asia
Sun Paper JV
915,000 Tons
11% Margin
Global Coated Paperboard
3 MM  Tons at Cost-of-Capital Returns
Global Coated Paperboard
3 MM  Tons at Cost-of-Capital Returns
Global Coated Paperboard Capacity of 3 Million Tons

$ Million 1Q10 4Q10 1Q11
Sales $1,580 $1,770 $1,640
Earnings $21 $9 $12
xpedx
1Q11 vs. 4Q10
xpedx
1Q11 vs. 4Q10
Seasonal demand decline
Average daily sales rate up 2% vs. 1Q10
Higher transportation costs
Daily Sales Change vs. 1Q10 vs. 4Q10
Printing (5%) (13%)
Packaging 6% (7%)
Facility Supplies (17%)
1
(9%)
Earnings before special items
1
Sales increased 5%, excluding the impact of the loss of one large national accounts customer in 1H10.

INTERNATIONAL PAPER

Revenue $Billion
$8
$6
$4
$2
$0
$6.4
$6.8
$7.3
$8.0
$6.5
$6.7
2005
2006
2007
2008
2009
2010
$120
$100
$80
$60
$40
$20
$0
EBIT $ Million

xpedx
Current Situation
xpedx
Current Situation
2005 EBIT
excludes
$20 MM of restructuring and other one-time charges
ROI 4% 6% 6% 5% 3% 4%
Recession drove 16% decline in revenue
and 24% decline in earnings

INTERNATIONAL PAPER

2010 Distributor Performance

16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
ROS (%)
0
1
2
3
4
5
6
7
Asset Turns
Office Products
xpedx
ROI = 12%
ROI = 6%
ROI = 3-4%

xpedx
Distribution Benchmarks
xpedx
Distribution Benchmarks
ROS = EBIT / Revenue
Asset Turns = Revenue / Assets
Industrial
Industrial
Industrial
Industrial
Industrial
Medical
Medical
Foodservice
Technology
Automotive
Technology
Paper
Paper
*Paper distributor data are xpedx estimates

xpedx
Projecting $140 MM Annual Benefit
xpedx
Projecting $140 MM Annual Benefit
Centralize processes and decision-making
Establish targeted / consistent product offering
Consolidate / rationalize suppliers & SKUs
Buy
Handle
Sell
Optimize warehouse network & inventory placement
around centers of demand
Streamline operations
Larger, lower-cost facilities
Increase productivity of print sales & marketing
Expand sales & marketing capabilities in growth
segments
Cash Costs of ~$100 MM over Three Years
Cash costs net of estimated proceeds of $60 million from asset recoveries

$ Million 1Q10 4Q10 1Q11
Sales (100%) $395 $490 $515
Earnings (IP Share) ($3) $31
1
$44
1
Ilim recorded an asset impairment charge (IP share was $16 million after tax)
Ilim’s results are reported on a one-quarter lag.
IP’s shares of Ilim’s reported earnings for 1Q11 & 4Q10 include an after-tax foreign exchange gain of $2MM and $10MM, respectively.  1Q10 earnings include an after-tax foreign exchange loss of $2MM.
Ilim Joint Venture
1Q11 vs. 4Q10
Ilim Joint Venture
1Q11 vs. 4Q10
1Q11 vs. 4Q10 1Q11 vs. 1Q10
Business
Volume
Price /
Ton
Volume
Price /
Ton
Pulp 4% ($8) 5% $133
Containerboard (3%) $53 (2%) $198
IP received a $42 MM dividend from Ilim in 1Q11

Improving Returns on Invested Capital
Transformation Driving ROI
Improving Returns on Invested Capital
Transformation Driving ROI
4%
5%
6%
7%
4%
6%
8%
0%
2%
4%
6%
8%
2000 -
2005 Avg
2006 2007 3Q08
Run Rate
2009 2010 1Q11
Global
Economic
Recession

•
Increasing Demand
•
Stable-to-Improving Prices
•
Strong Operations
•
Strong Ilim JV Earnings
•
$42 MM Ilim JV Dividend
•
$140 MM Debt Reduction
•
Input Cost Escalation
1Q11 Summary
Momentum Continues
1Q11 Summary
Momentum Continues
Strong EPS, FCF & ROI

Second Quarter Outlook
Changes from 1Q11
Second Quarter Outlook
Changes from 1Q11
North America Europe Brazil Asia
Volume
Paper
Stable
Stable Stable
Packaging
Seasonal
Increase
Stable Stable
Pricing
Paper
Slight Increase
Increase Slight Increase
Packaging
Stable
Increase Slight Increase
Maintenance Outages
~$59 MM
Increase
~$9MM
Increase
~$6 MM
Increase
Input & Freight Costs
Higher Energy,
Transportation
& Chemicals
Increase Stable Stable
xpedx Increase Ilim Increase

Increasing U.S. Box Demand
Stable-to-Improving Prices
Strong Ilim JV Earnings
Input Cost Escalation
Significantly Higher Maintenance Outages
2Q11 Outlook
Momentum Continues
2Q11 Outlook
Momentum Continues
Strong EPS, FCF & ROI

25 Appendix Investor Relations Contacts Thomas A. Cleves 901-419-7566 Emily Nix 901-419-4987 Media Contact Tom Ryan 901-419-4333

$ Million
(Except as noted)
2009 2010
2011
Estimate
Capital Spending
$534 $775 $1.2 - $1.3 B
Depreciation &
Amortization
$1,472 $1,456 $1.4 B
Net Interest Expense
$669 $608 $575 - $600
Corporate Items
$181 $226 $175 - $200
Effective Tax Rate
30% 30% 32 - 34%
Before special items and excluding Ilim
Key Financial Statistics
Key Financial Statistics

Free Cash Flow
Free Cash Flow
$ Million 1Q10 4Q10 1Q11
Cash from Operations
$159 $919
1
$600
2
Cash Received from Cellulosic
Biofuel Tax Credits (CBTC)
$0 $17 $0
Cash Provided by Continuing
Operations
$159 $936 $600
Less Capital Investment
($120) ($318) ($181)
Free Cash Flow $39 $618 $419
Free Cash Flow
Excluding CBTC
$39 $601 $419
1
Excludes a tax receivable of $108 MM collected related to pension contributions
2
Excludes a $209 MM increase in working capital related to the cessation of the European A/R securitization program and a
$123 MM tax receivable collected related to pension contributions

$ Million 1Q11 2Q11E 3Q11E 4Q11E 2011E
Industrial Packaging $31 $82 $6 $24 $143
Printing Papers Total $39 $45 $52 $49 $185
North America $39 $30 $20 $49 $138
Europe 0 9 23 0 32
Brazil 0 6 9 0 15
Consumer Packaging $0 $17 $0 $27 $44
Total Impact $70 $144 $58 $100 $372
Dollar impact of planned maintenance outages are estimates and subject to change
Maintenance Outages Expenses
Maintenance Outages Expenses

1Q11 vs. 4Q10 1Q11 vs. 1Q10
Business
Volume
Price /
Ton
Volume
Price /
Ton
N.A. Container
1
(1%) $6 1% $91
European Container
2
2% €15 11% €84
Industrial Packaging
Industrial Packaging
1
Volumes reflect FBA reporting basis, which excludes Display and Bulk products and shipments from facilities in Mexico and Latin
America; but includes domestic sheet plant shipments
2
European Container volumes reflect box shipments only, including the shipments by the non-consolidated joint venture in Turkey
•
Total box shipments for IP North America were
down seasonally 1% Q-o-Q and stable Y-o-Y

Average IP price realization (includes the impact of mix across all grades)
1Q11 vs. 4Q10 1Q11 vs. 1Q10
Business
Volume Price / Ton Volume Price / Ton
N.A. Paper 3% ($7) (5%) $60
N.A. Pulp (8%) $8 (8%) $137
European Paper 2% €7 1% €97
Printing Papers
Printing Papers

Average IP price realization (includes the impact of mix across all grades)
1Q11 vs. 4Q10 1Q11 vs. 1Q10
Volume Price/Ton Volume Price/Ton
N.A. Coated Paperboard
9% $12 8% $92
Revenue Price Revenue Price
Converting Businesses (6%) NA 7% NA
Consumer Packaging
Consumer Packaging

Special Items Pre-Tax
from Continuing Operations
Special Items Pre-Tax
from Continuing Operations
Special Items Pre-Tax ($Million) 1Q10 4Q10 1Q11
Industrial
Packaging
Facility & Machine Closure Costs ($5) ($10) ($2)
Other ($3) $7
Printing
Papers
Facility Closure Costs ($204)
Other ($2) ($8)
Consumer
Packaging
Reorganization ($3) ($4) ($1)
xpedx
Reorganization ($7)
Corporate
Net Gain on Sale of Business $25
Restructuring & Other Charges ($3) ($36) ($35)
Total Special Items Pre-Tax ($215) ($30) ($46)

Special Items Net of Taxes
from Continuing Operations
Special Items Net of Taxes
from Continuing Operations
1Q11
$ Million EPS
Earnings Before Special Items $322 $0.74
Special Items Net of Taxes:
Mill & Machine Shutdowns
($2)
Debt Extinguishment Costs
($19)
Reorganization
($5)
Overhead Reduction Initiative
($2)
Other
($1)
Total Special Items Net of Taxes ($29) ($0.07)
Discontinued Operations Net of Taxes $49 $0.11
Net Earnings $342 $0.78

1Q11 EBITDA
1Q11 EBITDA
Operating
Profit
$ Million
D & A
$ Million
Tons
Thousand
EBITDA
per Ton
EBITDA
Margin
Industrial Packaging
North America
1
$255 $116 2,404 $154 18.9%
Europe
$17 $7 273 $88 8.6%
Printing Papers
North America
2
$88 $50 685 $201 20.0%
Eastern Europe & Russia
3
$57 $19 312 $244 22.8%
Brazil
$48 $37 273 $311 29.8%
U.S. Market Pulp
$16 $13 229 $127 16.6%
Consumer Packaging
N.A. Coated Paperboard
$64 $37 364 $277 23.2%
1
Excludes Recycling & Bag businesses; includes Saturating Kraft business
2
Includes Bleached Kraft business
3
Excludes Market Pulp

Operating Profits by Industry Segment
Operating Profits by Industry Segment
$ Million 1Q10 4Q10 1Q11
Industrial Packaging
$46 $274 $274
Printing Papers
$126 $236 $209
Consumer Packaging
$31 $64 $101
Distribution
$21 $9 $12
Forest Products
$8 ($3) $0
Operating Profit $232 $580 $596
Net Interest Expense
($149) ($150) ($136)
Noncontrolling Interest / Equity Earnings Adjustment $8 ($5) $5
Corporate Items
($51) ($63) ($44)
Special Items
($215) ($30) ($53)
Earnings from continuing operations before income
taxes, equity earnings & noncontrolling interest
($175) $332 $368
Equity Earnings, net of taxes - Ilim ($3) $31 $44

Geographic Business Segment Operating Results
Before Special Items
Geographic Business Segment Operating Results
Before Special Items
$ Million
Sales Operating Profit
1Q10 4Q10 1Q11 1Q10 4Q10 1Q11
Industrial Packaging
North American $1,890 $2,135 $2,115 $23 $261 $256
European $245 $275 $280 $24 $16 $17
Asian $85 $160 $160 ($1) ($3) $1
Printing Papers
North American $685 $675 $690 $70 $92 $88
European $315 $345 $360 $48 $38 $57
Brazilian $225 $315 $285 $11 $63 $48
U.S. Market Pulp $155 $190 $175 ($3) $43 $16
Consumer Packaging
North American $550 $605 $620 ($1) $38 $65
European $85 $95 $95 $20 $20 $27
Asian $170 $180 $190 $12 $6 $9
xpedx $1,580 $1,770 $1,640 $21 $9 $12
Does not reflect total company sales and operating profit

1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at Webcasts and Presentations
Pre-Tax
$MM
Tax
$MM
Non-
controlling
Interest
$MM
Equity
Earnings
Net
Income
$MM
Estimated
Tax Rate
Average
Shares
1
MM
Diluted
EPS
2
Before Special Items
1Q11
$421 ($140) ($5) $46 $322 33% 434 $0.74
Special Items
1Q11
($53) $17 $0 $7 ($29) 32% 434 ($0.07)
Earnings
1Q11
$368 ($123) ($5) $53 $293 33% 434 $0.67
2011 Earnings from Continuing Operations
2011 Earnings from Continuing Operations

INTERNATIONAL PAPER

.60 .75 .53 .28 .05 .13 .14 .12 .12 .35 .32 .33 .14 .19 .24 .23 .12 .33 .43 .43 .36 .31 .29 .12 .12 .35 .40 .47 45 .52 .57 .69 .41 .56 .42 .42 .21 .08 .20 .37 .24 .04 .42 .91 68 .74
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q

1Q11 Operating Business EPS
1Q11 Operating Business EPS
2003 2004 2005 2006 2007 2010 2002 2000 2001 2008
Impact of Mineral
Rights Gain
2009
Earnings from continuing operations before special items as reported at the time
.84
Transformation
2011

INTERNATIONAL PAPER
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
.04
.03
.62
.05
(.12)
(.01)
.02
.11
.74
1Q10
Volume
Price
Maintenance Outages
Input Costs
Forest Products
Interest
Ilim JV
1Q11

39 Earnings before special items 1Q11 vs. 1Q10 EPS 1Q11 vs. 1Q10 EPS

Industrial Packaging Earnings
1Q11 vs. 1Q10
Industrial Packaging Earnings
1Q11 vs. 1Q10
Earnings before special items
46
274
(2)
(13)
(3)
206
40
$0
$50
$100
$150
$200
$250
$300
1Q10 Volume Price
& Mix
Input Costs Operations
& Costs
Maintenance
Outages
1Q11

INTERNATIONAL PAPER
$300
$250
$200
$150
$100
$50
$0
Million
126
7
130
(46)
(12)
6
(2)
209
1Q10
Volume
Price & Mix
Input Costs
Maintenance Outages
Operations & Costs
Other
1Q11

41 Printing Papers Earnings 1Q11 vs. 1Q10 Printing Papers Earnings 1Q11 vs. 1Q10 Earnings before special items

$ Million 1Q10 4Q10 1Q11
Sales $225 $315 $285
Earnings $11 $63 $48
EBITDA Margin 20% 32% 30%
IP Brazil results are reported in the Printing Papers segment
IP Brazil
IP Brazil
1Q11 vs. 4Q10 1Q11 vs. 1Q10
Business Volume
Price /
Ton
Volume
Price /
Ton
Uncoated Freesheet (5%) ($8) 13% $92
Domestic (19%) ($27) 16% $8
Export 6% $4 11% $148

INTERNATIONAL PAPER

$120
$100
$80
$60
$40
$20
$0
Million
31
15
54
(22)
16
6
1
101
1Q10
Volume
Price & Mix
Input Costs
Operations & Costs
Maintenance Outages
Other
1Q11

43 Consumer Packaging Earnings 1Q11 vs. 1Q10 Consumer Packaging Earnings 1Q11 vs. 1Q10 Earnings before special items

Overhead
8%
Fiber
32%
Energy
10%
Freight
14%
Materials
14%
Chemicals
11%
Labor
11%

44 1Q11 Total North American Mills Cash Cost Components 1Q11 Total North American Mills Cash Cost Components

INTERNATIONAL PAPER
$60
$30
$0
($30)
($60)
Million
2
(6)
(27)
(49)
Chemicals
Freight
Energy
Fiber
North America
Outside North America

45 Global Input & Freight Costs vs. 1Q10 $80 MM Unfavorable, or $0.13/Share Global Input & Freight Costs vs. 1Q10 $80 MM Unfavorable, or $0.13/Share Input costs for continuing businesses

INTERNATIONAL PAPER

130
125
120
115
110
105
100
95
90
2005
2006
2007
2008
2009
2010
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan

46 U.S. Mill Wood Delivered Cost Trends 2% Increase vs. 4Q10 Average Cost U.S. Mill Wood Delivered Cost Trends 2% Increase vs. 4Q10 Average Cost 2011

INTERNATIONAL PAPER

180
160
140
120
100
80
60
40
2005
2006
2007
2008
2009
2010
2011
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan

U.S. OCC Delivered Cost Trends
Flat vs. 4Q10 Average Cost
U.S. OCC Delivered Cost Trends
Flat vs. 4Q10 Average Cost
2005-2007 represents WY PKG delivered costs; 2008-2010 represents delivered costs to the integrated system

250
200
150
100
50
0
2005
2006
2007
2008
2009
2010
2011
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan

48 NYMEX Natural Gas closing prices Natural Gas Costs 8% Increase vs. 4Q10 Average Cost Natural Gas Costs 8% Increase vs. 4Q10 Average Cost

220
200
180
160
140
120
100
80
60
40
2006
2007
2008
2009
2010
2011
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan

49 U.S. Fuel Oil 19% Increase vs. 4Q10 Average Cost U.S. Fuel Oil 19% Increase vs. 4Q10 Average Cost WTI Crude prices

INTERNATIONAL PAPER

225
200
175
150
125
100
75
2005
2006
2007
2008
2009
2010
2011
Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan

U.S. Chemical Composite Index
5% Increase vs. 4Q10 Average Cost
U.S. Chemical Composite Index
5% Increase vs. 4Q10 Average Cost
Delivered cost to U.S. facilities; includes Caustic Soda, Sodium Chlorate, Starch and Sulfuric Acid
2005 - 2008 excludes WY PKG

2011 Global Consumption
Annual Purchase Estimates for Key Inputs
2011 Global Consumption
Annual Purchase Estimates for Key Inputs
Does not include Asian or Ilim consumption
Estimates are based on normal operations and may be impacted by downtime
Commodity U. S. Non – U. S.
Energy
Natural Gas (MM BTUs)
48,000,000 13,000,000
Fuel Oil (Barrels)
1,200,000 380,000
Coal (Tons)
840,000 410,000
Fiber
Wood (Tons)
44,200,000 9,300,000
Old Corrugated Containers (Tons)
3,400,000 142,000
Chemicals
Caustic Soda (Tons)
340,000 70,000
Starch (Tons)
385,000 100,000
Sodium Chlorate (Tons)
205,000 45,000
LD Polyethylene (Tons)
41,000 -
Latex (Tons)
21,000 7,000